UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Exchange Agreement

On September 26, 2024, Venus Concept Inc. (the “Company”) and Venus Concept USA, Inc., a wholly-owned subsidiary of the Company (“Venus USA”), entered into an Exchange Agreement (the “Exchange Agreement”) with Madryn Health Partners, LP (“Madryn”) and Madryn Health Partners (Cayman Master), LP (“Madryn Cayman,” and together with Madryn, the “Lenders”). Pursuant to the Exchange Agreement, the Lenders agreed to exchange (the “Exchange”) the entire $17,662,287.79 balance outstanding under that certain Loan and Security Agreement (Main Street Priority Loan), dated December 8, 2020, among the Lenders, as lenders, and Venus USA, as borrower (as amended from time to time, the “MSLP Loan Agreement”), for (i) $2,662,287.79 in aggregate principal amount of new secured notes of Venus USA to be issued under the MSLP Loan Agreement (the “New Notes”) and (ii) 203,583 shares of the Company’s Series Y Convertible Preferred Stock (“Series Y Preferred Stock”). The Exchange closed on September 26, 2024.

The shares of Series Y Preferred Stock issued in the Exchange were priced at $73.68 per share (the “Issuance Price”), being equal to the product of (i) the average closing price (as reflected on Nasdaq.com) of the Company’s common stock (“Common Stock”) for the five trading days immediately preceding date of the Exchange Agreement, multiplied by (ii) 100 (the “Multiplication Factor”). Under the Exchange Agreement, the Company is required to hold a special meeting of shareholders no later than February 28, 2025, or such later date as agreed by the parties, for the purpose of eliminating any limitations on the convertibility of the Series Y Preferred Stock under the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”). The terms of the Series Y Preferred Stock are further described below under Item 5.03 of this Current Report on Form 8‑K.

The Exchange Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties, and covenants contained in the Exchange Agreement were made only for purposes of such agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Exchange Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The shares of Series Y Preferred Stock issued in the Exchange, as well as the shares of Common Stock issuable upon conversion thereof, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption therefrom. To consummate the Exchange, the Company relied the registration exemption provided by Section 3(a)(9) of the Securities Act. To effectuate conversions of the shares of Series Y Preferred Stock, the Company will rely on the private placement provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, promulgated by the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Exchange Agreement and the New Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement and the form of New Note, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively.

Amended and Restated Registration Rights Agreement

On September 26, 2024, as required by the Exchange Agreement, the Company and the Lenders entered into an amendment and restatement of the Resale Registration Rights Agreement, as previously entered into among the parties on May 24, 2024 (the “Amended and Restated Registration Rights Agreement”). Under the Amended and Restated Registration Rights Agreement, the Company is required, among other things, to file a shelf resale registration statement with respect to the shares of Common Stock issuable upon conversion of the shares of Series Y Preferred Stock with the SEC within 60 days following the conversion of all of the issued and outstanding Series Y Preferred Stock into Common Stock. The Company also granted customary demand and piggyback registration right to the Lenders. The Amended and Restated Registration Rights Agreement contains other terms and conditions customary for a transaction of this type.

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Registration Rights Agreement, a copy of which is filed hereto as Exhibit 10.3.

MSLP Loan Amendment

On September 26, 2024, as required by the Exchange Agreement, the Company, Venus USA, Venus Concept Canada Corp., a wholly-owned Canadian subsidiary of the Company (“Venus Canada”), and Venus Concept Ltd., a wholly-owned Israeli subsidiary of the Company (“Venus Israel”), entered into a Third Loan Amendment, First Subordination Agreement Amendment, and Consent Agreement with Madryn and Madryn Cayman (the “MSLP Loan Amendment”). The MSLP Loan Amendment amended the MSLP Loan Agreement to, among other things, (i) modify the October 2024 interest payment to be payable-in-kind (i.e., added to the principal balance), (ii) delete the net loss covenant and (iii) grant certain relief from minimum liquidity requirements.

The foregoing description of the MSLP Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the MSLP Loan Amendment, a copy of which is filed hereto as Exhibit 10.4.

Bridge Loan Amendment

On September 26, 2024, as required by the Exchange Agreement, Venus USA, the Company, Venus Canada and Venus Israel entered into a Seventh Amendment to Bridge Loan Agreement with the Lenders (the “Bridge Loan Amendment”). The Bridge Loan Amendment amended that certain Loan and Security Agreement, dated April 23, 2024, among Venus USA, as borrower, the Company, Venus Canada and Venus Israel, as guarantors, and the Lenders, as lenders (as amended from time to time, the “Bridge Loan”), to extend the maturity date of the Bridge Loan from September 30, 2024 to October 31, 2024.

The foregoing description of the Bridge Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bridge Loan Amendment, a copy of which is filed hereto as Exhibit 10.5.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K pertaining to the issuance of the Series Y Preferred Stock in the Exchange is incorporated by reference into this Item 3.02.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Designations of Series Y Preferred Stock

On September 26, 2024, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware (the “Certificate of Amendment”), thereby amending the Certificate of Designations with respect to the Series Y Preferred Stock, as previously filed with the Secretary of State of the State of Delaware on May 24, 2024 (the “Certificate of Designations”). The Certificate of Amendment amended the Certificate of Designations to increase the authorized number of shares of Series Y Preferred Stock from 600,000 to 900,000, among other minor amendments. The Certificate of Amendment became effective with the Secretary of State of the State of Delaware upon filing.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed hereto as Exhibit 3.1.

Item 7.01.	Regulation FD Disclosure.

On September 27, 2024, the Company issued a press release regarding the Exchange and related transactions. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor incorporated by reference in any filing under the Securities or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Items.

Nasdaq Stockholders’ Equity Requirement

The unaudited pro forma balance sheet included as Exhibit 99.2 has been prepared to illustrate the impact of the transactions described above that followed the close of the Company’s second fiscal quarter ended June 30, 2024, resulting in the Company’s compliance with the minimum $5 million stockholders’ equity requirement for initial listing on The Nasdaq Capital Market. In that regard, the Company believes that as of the date of this Form 8-K filing, stockholders’ equity exceeds $5 million.

The unaudited pro forma balance sheet is based on the Company’s unaudited balance sheet as of June 30, 2024, as contained in the Company's 10-Q for the quarter ended June 30, 2024, filed with the Securities and Exchange Commission on August 13, 2024, adjusted to reflect the subsequent events after the balance sheet date of June 30, 2024, through the date of filing, as if the events occurred on June 30, 2024.

This unaudited pro forma balance sheet is for informational purposes only, and should be read in conjunction with the more detailed unaudited condensed consolidated financial statements and related notes thereto included in the Company’s Form 10-Q for the quarter ended June 30, 2024.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, readers can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements regarding potential conversions of the Series Y Preferred Stock and the Company’s ability to comply with covenants under its debt instruments. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the Company’s business and the industry in which the Company operates and management's beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond the Company’s control. As a result, any or all of the Company’s forward-looking statements in this Current Report on Form 8-K may turn out to be inaccurate. Factors that could materially affect the Company’s business operations and financial performance and condition include, but are not limited to, general economic conditions and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements and those risks and uncertainties described under Part I Item 1A—“Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and under Part II Item 1A—“Risk Factors” in the Company’s subsequently-filed Quarterly Reports on Form 10-Q. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Series Y Convertible Preferred Stock
10.1	Exchange Agreement, dated September 26, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP
10.2	Form of Promissory Note, dated September 26, 2024, of Venus Concept USA Inc.
10.3	Amended and Restated Registration Rights Agreement, dated September 26, 2024, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP
10.4
Third Loan Amendment, First Subordination Agreement Amendment and Consent Agreement, dated September 26, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.5
Seventh Amendment to Bridge Loan Agreement, dated September 26, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

99.1	Press release, dated September 27, 2024
99.2	Unaudited Pro Forma Balance Sheet of the Company as of June 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: September 27, 2024	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer